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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 8, 2004

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

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New Jersey	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville , New Jersey	07890
(Address of principal executive offices)	(Zip Code)

(973) 948-3000
(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 8, 2004, Selective Insurance Group, Inc. (the "Company") issued a press release, announcing the Company is proposing to raise $50 million of gross proceeds through an offering of senior notes due 2034, subject to market conditions.  The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)  Exhibits.

99.1         Press Release dated November 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Selective Insurance Group, Inc.
Date: November 8, 2004	By:	/s/ Michele N. Schumacher
Name: Michele N. Schumacher
Title: Vice President, Corporate Secretary & Corporate Governance Officer